UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Stratus Properties Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of Annual Meeting of Stockholders

August 10, 2010

June 30, 2010

Date:	Tuesday, August 10, 2010

Time:	9:30 a.m., Central Time

Place:	Four Seasons Hotel Austin 98 San Jacinto Boulevard Austin, Texas 78701

Purpose:	• To elect one director;

• To ratify the appointment of our independent registered public accounting firm;

• To adopt the 2010 Stock Incentive Plan; and

• To transact such other business as may properly come before the meeting.

Record Date:	Close of business on June 16, 2010

Your vote is important. Whether or not you plan to attend the meeting, please promptly vote online or complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope. Your cooperation is appreciated.

By Order of the Board of Directors.

Kenneth N. Jones
General Counsel & Secretary

Information about Attending the Annual Meeting
Questions and Answers about the Proxy Materials, Annual Meeting and Voting
Stockholder Proposals
Corporate Governance
Director Compensation
Election of Directors
Information About Nominees and Other Directors
Stock Ownership of Directors and Executive Officers
Section 16(a) Beneficial Ownership Reporting Compliance
Stock Ownership of Certain Beneficial Owners
Executive Officer Compensation
Potential Payments upon Termination or Change in Control
Audit Committee Report
Independent Registered Public Accounting Firm
Proposal to Adopt the 2010 Stock Incentive Plan

Information about Attending the Annual Meeting

Only stockholders of record on the record date are entitled to notice of and to attend or vote at the annual meeting. If you plan to attend the meeting in person, please bring the following:

1. Proper identification.

2. Acceptable Proof of Ownership if your shares are held in “street name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is either (a) a letter from your broker stating that you beneficially owned Stratus Properties Inc. stock on the record date or (b) an account statement showing that you beneficially owned Stratus Properties Inc. stock on the record date.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 10, 2010.

This proxy statement and the 2009 annual report are available at
http://www.edocumentview.com/STRS

Stratus Properties Inc.
98 San Jacinto Boulevard, Suite 220
Austin, Texas 78701

The 2009 Annual Report to Stockholders, including financial statements, is being mailed to stockholders together with these proxy materials on or about June 30, 2010.

Questions and Answers about the Proxy Materials, Annual Meeting and Voting

Why am I receiving these proxy materials?

Our board of directors is soliciting your proxy to vote at our 2010 annual meeting of stockholders because you owned shares of our common stock at the close of business on June 16, 2010, the record date for the annual meeting, and are therefore entitled to vote at the meeting. The proxy statement, along with a proxy card or voting instruction card, is being mailed to stockholders on or about June 30, 2010. We have made these materials available to you on the internet and we have delivered printed proxy materials to you. This proxy statement summarizes the information that you need to know in order to cast your vote at the annual meeting. You do not need to attend the annual meeting in person to vote your shares.

When and where will the annual meeting be held?

The annual meeting will be held at 9:30 a.m. Central Time on Tuesday, August 10, 2010, at the Four Seasons Hotel Austin, 98 San Jacinto Boulevard, Austin, Texas 78701.

Who is soliciting my proxy?

Our board of directors is soliciting your proxy to vote on all matters scheduled to come before the 2010 annual meeting of stockholders, whether or not you attend in person. By completing and returning the proxy card or voting instruction card, or by casting your vote via the internet, you are authorizing the proxy holders to vote your shares at our annual meeting as you have instructed.

On what matters will I be voting? How does the board of directors recommend that I cast my vote?

At the annual meeting, our stockholders will be asked to elect our director nominee, ratify the appointment of our independent registered public accounting firm, adopt the 2010 Stock Incentive Plan and consider any other matter that properly comes before the meeting.

The board of directors unanimously recommends that you vote:

•	FOR the director nominee;

•	FOR the ratification of appointment of our independent registered public accounting firm; and

•	FOR the adoption of the 2010 Stock Incentive Plan.

We do not expect any matters to be presented for action at the meeting other than the items described in this proxy statement. By signing and returning the enclosed proxy, however, you will give to the persons named as proxies discretionary voting authority with respect to any other matter that may properly come before the annual meeting, and they intend to vote on any such other matter in accordance with their best judgment.

How many votes may I cast?

You may cast one vote for every share of our common stock that you owned on June 16, 2010, the record date.

How many votes can be cast by all stockholders?

As of the record date, we had 7,470,117 shares of common stock outstanding, each of which is entitled to one vote.

How many shares must be present to hold the annual meeting?

Our by-laws provide that a majority of our outstanding shares of common stock entitled to vote, whether in person or represented by proxy, constitutes a quorum necessary to convene a meeting of our stockholders. The inspector of election will determine whether a quorum exists. Shares of our common stock present at the annual meeting that abstain from voting, that are the subject of broker non-votes, or for which voting authority is withheld will be counted as present for purposes of determining the existence of a quorum.

How do I vote?

Stockholders of Record

If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are the stockholder of record of those shares and these proxy materials have been mailed to you by us. You may vote your shares by internet or by mail as further described below. Your vote authorizes William H. Armstrong III and Kenneth N. Jones, or either of them, as proxies, each with the power to appoint his substitute, to represent and vote your shares as you direct.

•	Vote by Internet — http://www.ivselection.com/stratus10

•	Use the internet to vote your proxy 24 hours a day, seven days a week until 11:59 p.m. (Central Time) on August 9, 2010.

•	Please have your proxy card available and follow the instructions to obtain your records and create an electronic ballot.

•	Vote by Mail

•	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

Only the latest dated proxy received from you, whether by internet or mail, will be voted at the annual meeting. If you vote by internet, please do not mail your proxy card.

Beneficial Owners

If your shares are held in a stock brokerage account, by a bank, broker, trustee, or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker, trustee or nominee that is considered the shareowner of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the internet or by telephone if the bank, broker, trustee or nominee offers these options or by signing and returning a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question entitled “What if I don’t vote for a proposal? What is discretionary voting? What is a broker non-vote?”

What if I don’t vote for a proposal? What is discretionary voting? What is a broker non-vote?

If you properly execute and return a proxy or voting instruction card, your stock will be voted as you specify. If you are a stockholder of record and you make no specifications on your proxy card, your shares will be voted in accordance with the recommendations of our board of directors, as provided above.

If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Rules of the New York Stock Exchange applicable to brokers, banks and other holders of record determine whether proposals presented at the stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power for that particular item and has not received voting instructions from the beneficial owner.

If you are a beneficial owner, your bank, broker or other holder of record is permitted to vote your shares on the ratification of our independent registered public accounting firm, even if the record holder does not receive voting instructions from you. The record holder may not vote on the election of directors or the adoption of the 2010 Stock Incentive Plan without instructions from you. Without your voting instructions on these two matters, a broker non-vote will occur. Shares subject to broker non-votes will not be counted as votes for or against and will not be included in calculating the number of votes necessary for the approval of such matters to be presented at the meeting; however, such shares will be considered present at the annual meeting for purposes of determining the existence of a quorum.

What are the voting requirements to elect the directors and to approve each of the proposals discussed in this proxy statement?

Proposal	Vote Required

Election of directors	Plurality of votes cast

Ratification of auditor	Majority of common stock present in person or by proxy and entitled to vote

Approval of 2010 Stock Incentive Plan	Majority of common stock present in person or by proxy and entitled to vote

In contested elections (where the number of nominees exceeds the number of directors to be elected) and in uncontested elections, our directors are elected by a plurality of shares voted. Under our by-laws, all other matters require the affirmative vote of the holders of a majority of our common stock present in person or by proxy and entitled to vote on such matters, except as otherwise provided by statute, our certificate of incorporation or our by-laws. Abstentions as to all such matters to come before the annual meeting will be counted as votes against those matters.

Can I revoke or change my vote?

Yes. Your proxy can be revoked or changed at any time before it is voted by notice in writing to our Corporate Secretary, by our timely receipt of another proxy with a later date or by voting in person at the annual meeting.

Who pays for soliciting proxies?

We pay all expenses of soliciting proxies for the annual meeting. In addition to solicitations by mail, arrangements have been made for brokers and nominees to send proxy materials to their principals, and we will reimburse them for their reasonable expenses. We have retained Georgeson Inc., 199 Water Street, 26th Floor, New York, New York, to assist with the solicitation of proxies from brokers and nominees. It is estimated that the fees for Georgeson’s services will be $6,500 plus its reasonable out-of-pocket expenses. We may have our employees or other representatives (who will receive no additional compensation for their services) solicit proxies by telephone, e-mail, personal interview or other means.

Could other matters be considered and voted upon at the annual meeting?

Our board does not expect to bring any other matter before the annual meeting, and it is not aware of any other matter that may be considered at the meeting. However, if any other matter does properly come before the meeting, the proxy holder will vote the proxies in his or her discretion.

What happens if the annual meeting is postponed or adjourned?

Unless a new record date is fixed, your proxy will still be valid and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted.

Stockholder Proposals

If you want us to consider including a proposal in next year’s proxy statement, you must deliver it in writing to our Corporate Secretary, Stratus Properties Inc., 98 San Jacinto Boulevard, Suite 220, Austin, Texas 78701 by March 2, 2011.

If you want to present a proposal at the next annual meeting but do not wish to have it included in our proxy statement, you must submit it in writing to our corporate secretary, at the above address, by April 12, 2011, in accordance with the specific procedural requirements in our by-laws. If you would like a copy of these procedures, please contact our corporate secretary, or access our by-laws on our web site at www.stratusproperties.com under Investor Relations — Corporate Governance Documents. Failure to comply with our by-law procedures and deadlines may preclude the presentation of your proposal at the next meeting.

Corporate Governance

Board and Committee Meeting Attendance

Our board held five regular meetings and one special meeting during 2009. During 2009, each of our directors attended 100% of the aggregate of the total number of the board meetings and the total number of meetings held by each committee of the board on which each such director served. Directors are invited but not required to attend annual meetings of our stockholders. Messrs. Armstrong, Garrison and Leslie attended the last annual meeting of stockholders.

Board Composition and Leadership Structure

As of the date of this proxy statement, our board consists of four members and has primary responsibility for directing the management of our business and affairs. Non-employee directors meet in executive session at the end of each board meeting. The chair of executive session meetings rotates between the chairpersons of the two standing committees (discussed below), except as the non-employee directors may otherwise determine for a specific meeting.

The board of directors believes that Mr. Armstrong’s service as both chairman of the board and chief executive officer is in the best interest of the company and its shareholders. Mr. Armstrong possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing the company and its businesses and is thus best positioned to develop agendas that ensure that the board’s time and attention are focused on the most critical matters. His combined role enables decisive leadership, ensures clear accountability, and enhances the company’s ability to communicate its message and strategy clearly and consistently to the company’s shareholders, employees and customers, particularly during times of turbulent economic and industry conditions.

Each of the directors other than Mr. Armstrong is independent and the board believes that the independent directors provide effective oversight of management. Moreover, as mentioned above, in addition to feedback provided during the course of board meetings, the independent non-employee directors meet in executive session at each regular board meeting. The company believes that this approach effectively encourages full engagement of all directors in executive sessions, while avoiding unnecessary hierarchy. Following an executive session of independent non-employee directors, the presiding director acts as a liaison between the non-employee directors and the chairman regarding any specific feedback or issues, provides the chairman with input regarding agenda items for board and committee meetings, and coordinates with the chairman regarding information to be provided to the non-employee directors in performing their duties. In addition, our two standing committees are composed entirely of independent directors, and have the power and authority to engage legal, financial and other advisors as they may deem necessary, without consulting or obtaining the approval of the full board or management.

Board Committees

To provide for effective direction and management of our business, our board has established an audit committee and a corporate personnel committee. Each committee operates under a written charter adopted by the board, both of which are available on our web site at www.stratusproperties.com under Investor Relations — Corporate Governance Documents and are available in print upon request. Our board does not have a nominating committee. The entire four-person board, three members of which are independent as discussed below, acts as our nominating committee. The primary functions of each board committee are described below.

		Meetings
Audit Committee Members	Functions of the Committee	in 2009

Michael D. Madden, Chairman Bruce G. Garrison James C. Leslie	• please refer to the “Audit Committee Report” included in this proxy statement	8

Corporate Personnel		Meetings
Committee Members	Functions of the Committee	in 2009

James C. Leslie, Chairman	• determines the compensation of our executive officers	1
Michael D. Madden	• administers our incentive and stock-based compensation plans
• please also refer to the “Corporate Personnel Committee Procedures” included in this proxy statement

Corporate Personnel Committee Procedures

The corporate personnel committee has the sole authority to set annual compensation amounts and annual incentive plan criteria for executive officers, evaluate the performance of the executive officers, and make awards to executive officers under our stock incentive plans. The committee also reviews, approves and recommends to our board of directors any proposed plan or arrangement providing for incentive, retirement or other compensation to our executive officers, as well as any proposed contract under which compensation is awarded to an executive officer. The committee annually recommends to the board the slate of officers for the company and periodically reviews the functions of our executive officers and makes recommendations to the board concerning those functions. The committee also periodically evaluates the performance of our executive officers.

To the extent equity awards are granted in a given year, the committee’s historical practice has been to grant such awards at either its last meeting of a fiscal year (usually held in December), or its first meeting of the following year (usually held in January or February). The committee has a written policy stating that it will approve all regular annual equity awards at one of its meetings in December or during the first quarter of the following year, and that to the extent the committee approves any out-of-cycle equity awards at other times during the year, such awards will be made during an open window period during which our executive officers and directors are permitted to trade.

The terms of our stock incentive plans permit the committee to delegate to appropriate personnel its authority to make awards to employees other than those subject to Section 16 of the Securities Exchange Act of 1934. Our current equity grant policy provides that the chairman of the board has authority to make or modify grants to such employees, subject to the following conditions:

•	no grant may be related to more than 3,000 shares of common stock;

•	such grants must be made during an open window period and must be approved in writing by such officer, the grant date being the date of such written approval;

•	the exercise price of any options granted may not be less than the fair market value of our common stock on the grant date; and

•	the officer must report any such grants to the committee at its next meeting.

Board’s Role in Oversight of Risk Management

The board of directors as a whole is responsible for risk oversight, with reviews of certain areas being conducted by the relevant board committees that report to the full board. In its risk oversight role, the board of directors reviews, evaluates and discusses with appropriate members of management whether the risk management processes designed and implemented by management are adequate in identifying, assessing, managing and mitigating material risks facing the company.

The board believes that full and open communication between senior management and the board of directors is essential to effective risk oversight. Our chairman and chief executive officer meets regularly with management to discuss a variety of matters including business strategies, opportunities, key challenges and risks facing the company, as well as management’s risk mitigation strategies. Senior management attends all regularly scheduled board meetings where they conduct presentations to the board on various strategic matters involving our operations and are available to address any questions or concerns raised by the board on risk management or any other matters. Our board oversees the strategic direction of our company, and in doing so considers the potential rewards and risks of our company’s business opportunities and challenges, and monitors the development and management of risks that impact our strategic goals.

While the board is ultimately responsible for risk oversight at our company, our audit committee assists the board in fulfilling its oversight responsibilities with respect to certain areas of risk. As part of its responsibilities as set forth in its charter, the audit committee is responsible for reviewing and discussing with management and the company’s independent registered public accounting firm the company’s major financial risk exposures and the measures management has taken to monitor, control and minimize such risks, including the company’s risk assessment and risk management policies. The audit committee assists the board in fulfilling its oversight responsibilities by monitoring the effectiveness of the company’s systems of financial reporting, auditing, internal controls and legal and regulatory compliance. Our internal auditor and independent registered public accounting firm meet regularly in executive session with the audit committee. The audit committee regularly reports on these matters to the full board.

Board and Committee Independence

On the basis of information solicited from each director, the board has determined that each of Messrs. Garrison, Leslie and Madden has no material relationship with the company and is independent as defined in the listing standards of the Nasdaq Stock Market, LLC (NASDAQ) director independence standards, as currently in effect. In making this determination, the board, with assistance from the company’s legal counsel, evaluated responses to a questionnaire completed annually by each director regarding relationships and possible conflicts of interest between each director, the company and management. In its review of director independence, the board and the company’s legal counsel considered all commercial, industrial, banking, consulting, legal, accounting, charitable, and familial relationships any director may have with the company or management.

Consideration of Director Nominees

In evaluating nominees for membership on the board, the board takes into account many factors, including personal and professional integrity, general understanding of our industry, corporate finance and other matters relevant to the successful management of a publicly-traded company in today’s business environment, educational and professional background, independence, and the ability and willingness to work cooperatively with other members of the board and with senior management. In selecting nominees, the board seeks to have a board that represents a diverse range of perspective and experience relevant to our company. The board will also evaluate each individual in the context of the board as a whole, with the objective of recommending nominees who can best perpetuate the success of the business, be an effective director in conjunction with the full board and represent stockholder interests through the exercise of sound judgment using his or her experience in these various areas. A majority of the independent directors then serving on the board must approve any nominee to be recommended by the board to the stockholders.

The board regularly assesses whether the size of the board is appropriate, and whether any vacancies on the board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the independent directors consider various potential candidates, who may come to their attention through professional search firms, stockholders or other persons. Each candidate brought to the attention of the board, regardless of who recommended such candidate, is considered on the basis of the criteria set forth above.

As stated above, the board will consider candidates proposed for nomination by our stockholders. Stockholders may propose candidates for consideration by the board by submitting the names and supporting information to our Corporate Secretary, Stratus Properties Inc., 98 San Jacinto Boulevard, Suite 220, Austin, Texas 78701. Supporting information should include (a) the name and address of each of the candidate and proposing stockholder; (b) a comprehensive biography of the candidate and an explanation of why the candidate is qualified to serve as a director, taking into account the criteria identified above; (c) proof of ownership, the class and number of shares, and the length of time that the shares of our common stock have been beneficially owned by each of the candidate and the proposing stockholder; and (d) a letter signed by the candidate stating his or her willingness to serve.

In addition, our by-laws permit stockholders to nominate candidates directly for consideration at next year’s annual stockholder meeting. Any nomination must be in writing and received by our corporate secretary at our principal executive offices no later than April 12, 2011. If the date of next year’s annual meeting is moved to a date more than 90 days after or 30 days before the anniversary of this year’s annual meeting, the nomination must be received no later than 90 days prior to the date of the 2011 annual meeting or 10 days following the public announcement of the date of the 2011 annual meeting. Any stockholder submitting a nomination under our by-laws must include (a) all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), and (b) the name and address (as they appear on the company’s books) of the nominating stockholder and the class and number of shares beneficially owned by such stockholder. Nominations should be addressed to our Corporate Secretary, Stratus Properties Inc., 98 San Jacinto Boulevard, Suite 220, Austin, Texas 78701.

Communications with the Board

Stockholders or other interested parties may communicate directly with one or more members of our board or the non-employee directors as a group by writing to the director or directors at the following address: Stratus Properties Inc., Attn: Board of Directors or the name of the individual director or directors, 98 San Jacinto Boulevard, Suite 220, Austin, Texas 78701. The company will forward the communication to the appropriate director or directors.

Director Compensation

We use a combination of cash and equity-based incentive compensation to attract and retain qualified candidates to serve on the board. In setting director compensation, we consider the significant amount of time directors dedicate in fulfilling their duties as directors, as well as the skill-level required by the company to be an effective member of the board. The form and amount of director compensation is reviewed by the full board.

Cash Compensation

Prior to January 1, 2010, each non-employee director received an annual fee consisting of (a) $12,500 for serving on the board of directors, (b) $1,000 for serving on each committee, (c) $4,000 for serving as chairperson of the audit committee, and (d) $2,000 for serving as chairperson of any other committee. Each director also received $1,000 for attendance at each board and committee meeting and $500 for participation in each board or committee meeting by telephone conference, as well as reimbursement for reasonable out-of-pocket expenses incurred in attending our board and committee meetings. Mr. Armstrong’s compensation, which includes the attendance fees he received as a director, is reflected in the Summary Compensation Table in the section titled “Executive Officer Compensation.”

Effective January 1, 2010, each non-employee director will receive an annual fee consisting of (a) $25,000 for serving on the board of directors, (b) $1,000 for serving on each committee, (c) $7,000 for serving as chairperson of the audit committee, and (d) $5,000 for serving as chairperson of any other committee. Also effective January 1, 2010, each director will receive $1,500 for attendance at each board and committee meeting and $1,000 for participation in each board or committee meeting by telephone conference, as well as reimbursement for reasonable out-of-pocket expenses incurred in attending our board and committee meetings.

Equity-Based Compensation

Non-employee directors also receive equity compensation under the 1996 Stock Option Plan for Non-Employee Directors (the 1996 Plan), which was approved by our stockholders. Under the 1996 Plan, each non-employee director is granted options to acquire 2,500 shares of our common stock on September 1st of each year as long as shares remain available for grant under the 1996 Plan. The options are granted at fair market value on the grant date, vest ratably over the first four anniversaries of the grant date and expire on the tenth anniversary of the grant date. Accordingly, on September 1, 2009, each non-employee director was granted options to purchase 2,500 shares of our common stock at a grant price of $6.23 per option.

2009 Director Compensation

The table below summarizes the total compensation paid to or earned by our non-employee directors during 2009. The amount included in the “Option Awards” column reflects the aggregate grant date fair value, and does not necessarily equate to the income that will ultimately be realized by the director for these option awards.

2009 Director Compensation

	Fees Earned
	or Paid in	Option
Name of Director	Cash	Awards(1)	Total

Bruce G. Garrison	$23,500	$11,175	$34,675
James C. Leslie	27,000	11,175	38,175
Michael D. Madden	26,000	11,175	37,175

(1)	The Black-Scholes option model was used to determine the grant date fair value of the option awards. For information relating to the assumptions made by us in valuing the option awards made to our non-employee directors in fiscal year 2009, refer to Note 8 of our financial statements located in our Annual Report on Form 10-K for the year ended December 31, 2009. In accordance with the 1996 Plan, on September 1, 2009, each non-employee director was granted options to purchase 2,500 shares of our common stock with a grant date fair value of $4.47 per option. As of December 31, 2009, each director had the following number of options outstanding: Mr. Garrison, 10,625; Mr. Leslie, 17,500; and Mr. Madden, 25,000.

Election of Directors

In accordance with our by-laws, our board of directors has fixed the current number of directors at four. The table below shows the members of the different classes of our board and the expiration of their current terms.

Class	Expiration of Term	Class Member

Class I	2011 Annual Meeting of Stockholders	Michael D. Madden
Class II	2012 Annual Meeting of Stockholders	Bruce G. Garrison James C. Leslie
Class III	2010 Annual Meeting of Stockholders	William H. Armstrong III

Our board has nominated the Class III director named above for an additional three-year term. The persons named as proxies in the enclosed form of proxy intend to vote your proxy for the election of the Class III director, unless otherwise directed. If, contrary to our present expectations, the nominee should become unavailable for any reason, your proxy will be voted for a substitute nominee designated by our board, unless otherwise directed.

Information About Nominees and Other Directors

The table below provides certain information as of June 16, 2010, with respect to the director nominee and each other director whose term will continue after the meeting. The biographies of each of the directors contain information regarding the person’s service as a director, business experience, director positions held currently or at any time during the last five years, and the experiences, qualifications, attributes or skills that caused the board to determine that the person should be nominated to serve as a director for the company. Unless otherwise indicated, each person has been engaged in the principal occupation shown for the past five years.

			Year First
		Principal Occupation, Business Experience	Elected a
Name of Nominee or Director	Age	and Other Directorships	Director

William H. Armstrong III	45	Chairman of the Board, Chief Executive Officer and President of the company from 1998 to present. President, Chief Operating Officer and Chief Financial Officer of the company from 1996 to 1998. Director of Moody National REIT I, Inc. Active member of Finance Committee of the U.S. Green Building Council, National Association of Real Estate Investment Trusts, the Urban Land Institute and the Real Estate Council of Austin. Holds B.A. in Economics from The University of Colorado.	1998

Mr. Armstrong’s 24-year career in real estate and 18 years of leadership experience with our company make him highly qualified to lead our board. He has a comprehensive understanding of our company and its management, operations and financial requirements. Mr. Armstrong’s management experience and active involvement in various real estate industry organizations enable him to guide our company’s business strategy in an increasingly complex business environment.

			Year First
		Principal Occupation, Business Experience	Elected a
Name of Nominee or Director	Age	and Other Directorships	Director

Bruce G. Garrison	64	Director — REITs, Salient Trust Company (formerly Pinnacle Trust Company) from 2003 to present, and Vice President from 2000 to 2003. Broker and Research Analyst with Harris, Webb & Garrison Inc. from 1996 to 2000. Managing Director and Senior REIT Analyst with Paine Webber Inc. from 1994 to 1996 and with Kidder Peabody & Co., Inc. from 1992 to 1994. Holds M.B.A. in Finance and Accounting and B.B.A. in Business and Marketing from The University of Texas. Certified Financial Analyst.	2002

Mr. Garrison’s financial services industry experience, particularly as it relates to the real estate industry, makes him a valuable member of our board of directors and audit committee. With his business experience and educational background in finance and accounting, Mr. Garrison is well-versed in the review and evaluation of financial statements of publicly traded real estate companies. He provides valuable insight to our board of directors and audit committee.

James C. Leslie	54	Private investor and President of Leslie Enterprises, L.P. from 2001 to present. Chairman of the Board of Ascendant Solutions, Inc. Director, President and Chief Operating Officer of The Staubach Company, a commercial real estate services firm, from 1996 until 2001. President of Staubach Financial Services from 1992 to 1996. Chief Financial Officer of The Staubach Company from 1982 to 1992. Holds M.B.A. in Accounting and Finance from University of Michigan and B.S. in Mathematics from University of Nebraska.	1996

Mr. Leslie’s 28 years of leadership in the real estate industry makes him highly qualified to serve as a member of our board of directors and each of our principal board committees. His extensive management experience acquired as president and chief operating officer of a commercial real estate services firm provide him with the knowledge to deal with financial, accounting, regulatory and administrative matters, particularly in the real estate industry. In addition, his experience positions Mr. Leslie well to lead our corporate personnel committee.

			Year First
		Principal Occupation, Business Experience	Elected a
Name of Nominee or Director	Age	and Other Directorships	Director

Michael D. Madden	61
Managing Partner of BlackEagle Partners LLC (formerly Centurion Capital Partners LLC) from April 2005 to present. Chairman of the Board of Hanover Capital L.L.C., investment bankers, from 1995 to present. Partner of Questor Management Co., merchant bankers, from 1999 to 2005. Vice Chairman of Paine Webber Inc. from 1994 to 1995. Executive Vice President, Executive Managing Director and Head of Global Business Development of Kidder Peabody & Co., Inc. from 1993 to 1994. Holds M.B.A. in Finance from University of Pennsylvania, Wharton School of Business and B.A. in Economics from LeMoyne College.
			1992

Mr. Madden’s management experience, career in investment banking and educational background provide him with the skills necessary to serve on our board of directors and to lead our audit committee. With his background and experience, Mr. Madden is well-versed in accounting principles and financial reporting rules and regulations, and is equipped to evaluate financial results and lead our audit committee.

Stock Ownership of Directors and Executive Officers

Unless otherwise indicated, (a) this table shows the amount of our common stock each of our directors and named executive officers beneficially owned as of the record date, June 16, 2010, and (b) all shares shown are held with sole voting and investment power.

		Number of	Total Number
	Number of Shares	Shares Subject	of Shares
	Not Subject to	to Exercisable	Beneficially	Percent of
Name of Beneficial Owner	Options	Options(1)	Owned	Class

William H. Armstrong III(2)	335,746	17,500	353,246	4.5%
John E. Baker(3)	—	6,250	6,250	*
Erin D. Pickens(4)	300	—	300	*
Bruce G. Garrison	20,000	4,375	24,375	*
James C. Leslie	40,500	11,250	51,750	*
Michael D. Madden	8,500	11,250	19,750	*
All directors and executive officers as a group (5 persons)(5)	405,056	44,375	449,421	5.4%

*	Ownership is less than one percent.

(1)	Number of shares subject to exercisable options reflects our common stock that could be acquired within sixty days of the record date, June 16, 2010, upon the exercise of options granted pursuant to our stock incentive plans.

(2)	Includes 3,250 shares held in his individual retirement account. Does not include 53,000 restricted stock units.

(3)	Does not include 8,250 restricted stock units. As previously announced, Mr. Baker retired as Senior Vice President and Chief Financial Officer effective as of the close of business on June 24, 2009, at which time Ms. Pickens assumed the duties of Chief Financial Officer.

(4)	Does not include 3,500 restricted stock units.

(5)	Mr. Baker ceased to be an officer of the company in June 2009; thus, the shares held by Mr. Baker are not included in the total number of shares beneficially owned by the directors and executive officers as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10 percent of our common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (SEC). Based solely upon our review of the Forms 3, 4 and 5 filed during 2009, and written representations from certain reporting persons that no Forms 5 were required, we believe that all required reports were timely filed.

Stock Ownership of Certain Beneficial Owners

Based on filings with the SEC, the table below shows the beneficial owners of more than five percent of our outstanding common stock. Unless otherwise indicated, all information is presented as of December 31, 2009, and all shares beneficially owned are held with sole voting and investment power.

	Total Number of
	Shares Beneficially	Percent of
Name and Address of Beneficial Owner	Owned	Outstanding Shares

Carl E. Berg(1)	1,405,000	18.9%
10050 Bandley Drive Cupertino, California 95014
Dimensional Fund Advisors LP(2)	541,220	7.3%
Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746
High Rise Capital Advisors, L.L.C.(3)	443,453	6.0%
535 Madison Avenue, 27th Floor New York, New York 10022
Ingalls & Snyder LLC(4)	1,243,360	16.7%
Robert L. Gipson
61 Broadway New York, New York 10006

(1)	Based on an amended Schedule 13G filed with the SEC on February 13, 2002.

(2)	Based on an amended Schedule 13G filed with the SEC on February 8, 2010. Dimensional Fund Advisors LP has sole voting power over 538,419 shares and sole investment power over 541,220 shares.

(3)	Based on an amended Schedule 13G filed jointly by High Rise Capital Advisors, L.L.C. (High Rise Capital), Bridge Realty Advisors, LLC (Bridge Realty), and others with the SEC on February 12, 2010. Cedar Bridge Realty Fund, L.P. (CBR) is a Delaware limited partnership, and Cedar Bridge Institutional Fund, L.P. (CBI) is also a Delaware limited partnership (CBR and CBI collectively, the Partnerships). Bridge Realty serves as the sole general partner to the Partnerships. As the sole general partner of each of the Partnerships, Bridge Realty has the power to vote and dispose of the shares of the Partnerships and, accordingly, may be deemed the “beneficial owner” of such shares. High Rise Capital serves as the sole managing member of Bridge Realty. David O’Connor (Mr. O’Connor) serves as senior managing member of High Rise Capital, and Charles Fitzgerald (Mr. Fitzgerald) serves as managing member of High Rise Capital. According to the amended Schedule 13G, (a) CBR beneficially owns 250,507 shares, (b) CBI beneficially owns 192,946 shares, (c) Bridge Realty beneficially owns 443,453 shares, (d) High Rise Capital beneficially owns 443,453 shares, (e) Mr. O’Connor beneficially owns 443,453 shares, and (f) Mr. Fitzgerald beneficially owns 443,453 shares, over which all the parties share voting and investment power. In the aggregate, the parties share voting and investment power over 443,453 shares.

(4)	Based on an amended Schedule 13G filed with the SEC on January 8, 2010, Ingalls & Snyder has no voting power but shares investment power over all shares beneficially owned.

Executive Officer Compensation

Executive Compensation Tables

The table below summarizes the total compensation paid to or earned by our chief executive officer and each person serving as our chief financial officer during 2009 (collectively, the named executive officers) for the fiscal years ended December 31, 2009 and 2008. Messrs. Armstrong and Baker and Ms. Pickens were the only executive officers whom we employed during the fiscal years ended December 31, 2009 and 2008.

2009 Summary Compensation Table

				Stock	All Other
Name and Principal Position	Year	Salary	Bonus	Awards(1)	Compensation(2)	Total

William H. Armstrong III	2009	$400,000	$400,000	$183,870	$56,091	$1,039,961
Chairman of the Board,	2008	400,000	300,000	—	50,226	750,226
President & Chief Executive Officer
John E. Baker(3)	2009	142,500	—	—	32,024	174,524
Former Senior Vice President &	2008	225,000	180,000	—	32,848	437,848
Chief Financial Officer
Erin D. Pickens(3)	2009	151,394	75,000	—	64,315	290,709
Senior Vice President &
Chief Financial Officer

(1)	On February 9, 2009, our corporate personnel committee awarded 27,000 restricted stock units to Mr. Armstrong. The restricted stock units will ratably convert into shares of our common stock over a four-year period on each grant date anniversary, or, if earlier, upon a termination of employment due to death, disability or retirement, or upon a change of control of our company. The restricted stock units are valued on the date of grant at the closing sale price per share of our common stock.

(2)	Consists of contributions to defined contribution plans, payments for life insurance policies, director fees and relocation expenses as follows:

			Life
		Plan	Insurance	Director	Relocation
Name	Date	Contributions	Premiums	Fees	Expenses

William H. Armstrong III	2009	$35,865	$2,726	$5,500	$—
	2008	30,500	2,726	5,000	—
John E. Baker	2009	29,676	2,348	—	—
	2008	30,500	2,348	—	—
Erin D. Pickens	2009	27,725	1,590	—	35,000

The amount for Mr. Armstrong also includes $12,000 for use of a company-leased car, which the company provides for business availability. Mr. Armstrong reimburses the company on a quarterly basis for monthly lease payments in excess of $1,000.

(3)	Ms. Pickens joined the company as Senior Vice President on May 11, 2009. As previously announced, Mr. Baker retired as Senior Vice President and Chief Financial Officer effective as of the close of business on June 24, 2009, at which time Ms. Pickens assumed the duties of Chief Financial Officer. Mr. Baker continues to be employed by the company and will provide services to the company for a transition period.

Outstanding Equity Awards as of December 31, 2009

	Option Awards(1)				Stock Awards
Equity
Incentive
Plan Awards:
					Equity	Market
					Incentive	or Payout
					Plan Awards:	Value of
					Number	Unearned
	Number of	Number of			of Unearned	Shares,
	Securities	Securities			Shares, Units	Units or Other
	Underlying	Underlying			or Other	Rights That
	Unexercised	Unexercised	Option	Option	Rights That	Have
	Options	Options	Exercise	Expiration	Have Not	Not
Name	Exercisable	Unexercisable	Price(2)	Date	Vested(3)	Vested(4)

William H. Armstrong III	17,500	—	$16.015	12/30/2014	62,750	$690,250
John E. Baker	6,250	—	16.015	12/30/2014	14,500	159,500
Erin D. Pickens	—	—	—	—	—	—

(1)	The stock options were granted on December 30, 2004, and became exercisable in 25 percent annual increments on each of the first four anniversaries of the date of grant and have a term of 10 years.

(2)	The exercise price of each outstanding stock option reflected in this table was determined by reference to (1) the average of the high and low quoted per share sale price on the grant date, or if there are no reported sales on such date, on the last preceding date on which any reported sale occurred or (2) such greater price as determined by the corporate personnel committee. In March 2007, the corporate personnel committee revised its policies going forward to provide that for purposes of our stock incentive plans, the fair market value of our common stock will be determined by reference to the closing sale price on the grant date.

(3)	Unless the award is forfeited or vesting is accelerated because of a termination of employment or change in control as described below under “Potential Payments upon Termination or Change in Control,” the restricted stock units held by the named executive officers will vest and be paid out in an equivalent number of shares of our common stock as follows:

Name	RSUs	Vesting Date

Mr. Armstrong	8,750	01/16/10
	6,750	01/24/10
	6,750	02/09/10
	6,750	12/12/10
	6,750	01/24/11
	6,750	02/09/11
	6,750	12/12/11
	6,750	02/09/12
	6,750	02/09/13
Mr. Baker	3,500	01/16/10
	2,750	01/24/10
	2,750	12/12/10
	2,750	01/24/11
	2,750	12/12/11
Ms. Pickens	—	—

(4)	The market value of the unvested restricted stock units reflected in this table was based on the $11.00 closing market price per share of our common stock on December 31, 2009.

Potential Payments upon Termination or Change in Control

Pursuant to the terms of our stock incentive plans and the agreements thereunder, a termination of employment under certain circumstances and a change of control will result in the vesting of outstanding stock options and restricted stock units, as described below.

Stock Options. Upon termination of employment as a result of death, disability or retirement, the portion of any outstanding stock options that would have become exercisable within one year of such termination of employment will vest. In addition, upon a change of control of the company, all unvested stock options will vest.

Restricted Stock Units. Upon (1) termination of employment as a result of death, disability or retirement, or termination of employment by the company without cause at the discretion of the corporate personnel committee, or (2) a change of control of the company, the executives’ outstanding restricted stock units will vest.

Change of Control Agreements. In January 2007, we entered into change of control agreements with Messrs. Armstrong and Baker, and in May 2009, we entered into a change of control agreement with Ms. Pickens. In June 2009, Mr. Baker ceased to be an officer of the company. As a result, as of that date, the terms of his change of control agreement were no longer effective. The agreements with Mr. Armstrong and Ms. Pickens entitle each executive to receive additional benefits in the event of the termination of his or her employment under certain circumstances following a change of control. Each agreement provides that if, during the three-year period following a change of control, the company or its successor terminates the executive other than by reason of death, disability or cause, or the executive voluntarily terminates his employment for good reason, the executive will receive:

•	any accrued but unpaid salary and a pro-rata bonus for the year in which he or she was terminated;

•	a lump-sum cash payment equal to 2.99 times the sum of (a) the executive’s base salary in effect at the time of termination and (b) the highest annual bonus awarded to the executive during the three fiscal years immediately preceding the termination date; or, in Ms. Pickens’ case, if no bonus was awarded during those years, $180,000; and

•	continuation of insurance and welfare benefits until the earlier of (a) December 31 of the first calendar year following the calendar year of the termination or (b) the date the executive accepts new employment.

The benefits provided under the agreements are in addition to the value of any options to acquire shares of our common stock, the exercisability of which is accelerated pursuant to the terms of any stock option agreement, any restricted stock units, the vesting of which is accelerated pursuant to the terms of the restricted stock unit agreement, and any other incentive or similar plan adopted by us. If any part of the payments or benefits received by the executive in connection with a termination following a change of control constitutes an excess parachute payment under Section 4999 of the Internal Revenue Code, the executive will receive the greater of (1) the amount of such payments and benefits reduced so that none of the amount constitutes an excess parachute payment, net of income taxes, or (2) the amount of such payments and benefits, net of income taxes and net of excise taxes under Section 4999 of the Internal Revenue Code.

The agreements described above expired on January 26, 2010. On March 9, 2010, we entered into new change of control agreements with Mr. Armstrong and Ms. Pickens that expire on March 31, 2013 and with substantially the same terms as the prior agreements.

The following table quantifies the potential payments to our named executive officers under the contracts, arrangements or plans discussed above, for various scenarios involving a change of control or termination of employment of each of our named executive officers, assuming a December 31, 2009 termination date, and where applicable, using the closing price of our common stock of $11.00 (as reported on NASDAQ as of December 31, 2009). The table does not include amounts that may be payable under our 401(k) plan.

			Restricted
		Options	Stock Units
	Lump Sum	(Unvested	(Unvested
	Severance	and	and	Health
Name	Payment	Accelerated)(1)	Accelerated)(2)	Benefits	Total

William H. Armstrong III
• Retirement, Death, Disability	N/A	N/A	$690,250	N/A	$690,250
• Termination after Change of Control(3)	$2,691,000	N/A	690,250	$24,205	3,405,455
John E. Baker
• Retirement, Death, Disability	N/A	N/A	159,500	N/A	159,500
• Termination after Change of Control	N/A	N/A	159,500	N/A	159,500
Erin D. Pickens
• Retirement, Death, Disability	N/A	N/A	—	N/A	—
• Termination after Change of Control(3)	1,240,850	N/A	—	17,909	1,258,759

(1)	None of the named executive officers held any unexercisable options as of December 31, 2009.

(2)	The value of the restricted stock units that would have vested for each named executive officer is based on $11.00, the closing market price of our common stock on December 31, 2009.

(3)	Pursuant to the terms of the executive’s change of control agreement, the total payments may be subject to reduction if such payments result in the imposition of an excise tax under Section 280G of the Internal Revenue Code.

Audit Committee Report

The audit committee is currently composed of three directors, Michael D. Madden, Chairman, Bruce G. Garrison and James C. Leslie, all of whom are independent, as defined by SEC rules and in the listing standards of NASDAQ. In addition, the board has determined that each of Messrs. Garrison, Leslie and Madden qualifies as an “audit committee financial expert,” as such term is defined by the rules of the SEC. We operate under a written charter approved by our committee and adopted by the board of directors. Our primary function is to assist the board of directors in fulfilling the board’s oversight responsibilities by monitoring (1) the company’s continuing development and performance of its system of financial reporting, auditing, internal controls and legal and regulatory compliance, (2) the operation and integrity of the system, (3) performance and qualifications of the company’s independent registered public accounting firm and internal auditor and (4) the independence of the company’s independent registered public accounting firm.

We review the company’s financial reporting process on behalf of our board. The audit committee’s responsibility is to monitor this process, but the audit committee is not responsible for preparing the company’s financial statements or auditing those financial statements. Those are the responsibilities of management and the company’s independent registered public accounting firm, respectively.

During 2009, management assessed the effectiveness of the company’s system of internal control over financial reporting in connection with the company’s compliance with Section 404 of the Sarbanes-Oxley Act of 2002. The audit committee also reviewed and discussed with management, the internal auditor and Travis Wolff, LLP (Travis Wolff) management’s report on internal control over financial reporting and Travis Wolff’s report on their audit of the company’s internal control over financial reporting, both of which are included in the company’s annual report on Form 10-K for the year ended December 31, 2009.

Appointment of Independent Registered Public Accounting Firm; Financial Statement Review

In September 2009, our committee dismissed PricewaterhouseCoopers LLP and appointed Travis Wolff as the company’s independent registered public accounting firm for 2009. We have reviewed and discussed the company’s audited financial statements for the year 2009 with management and Travis Wolff. Management represented to us that the audited financial statements fairly present, in all material respects, the financial condition, results of operations and cash flows of the company as of and for the periods presented in the financial statements in accordance with accounting principles generally accepted in the United States, and Travis Wolff provided an opinion to the same effect.

We have received from Travis Wolff the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and we have discussed with Travis Wolff their independence from the company and management. We have also discussed with Travis Wolff the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and Public Company Accounting Oversight Board Auditing Standard No. 5, An Audit of Internal Control Over Financial Reporting that is Integrated with an Audit of Financial Statements.

In addition, we have discussed with Travis Wolff the overall scope and plans for their audit, and have met with them and management to discuss the results of their examination, their understanding and evaluation of the company’s internal controls as they considered necessary to support their opinion on the financial statements for the year 2009, and various factors affecting the overall quality of accounting principles applied in the company’s financial reporting. Travis Wolff also met with us without management being present to discuss these matters.

In reliance on these reviews and discussions, we recommended to the board of directors, and the board of directors approved, the inclusion of the audited financial statements referred to above in the company’s annual report on Form 10-K for the year 2009.

Internal Audit

We also review the company’s internal audit function, including the selection and compensation of the company’s internal auditor. In September 2009, in accordance with our charter, our committee appointed Holtzman Partners (formerly, Holtzman Moellenberg Panozzo & Perkins, LLP) as the company’s internal auditor for 2009.

Dated: June 24, 2010

Michael D. Madden, Chairman	Bruce G. Garrison	James C. Leslie

Independent Registered Public Accounting Firm

Changes in Independent Registered Public Accounting Firm

On September 23, 2009, the audit committee approved a change in our independent registered public accounting firm and dismissed PricewaterhouseCoopers LLP (PwC). On September 23, 2009, the audit committee appointed Travis Wolff, LLP (Travis Wolff) to serve as our independent registered public accounting firm (effective September 23, 2009).

PwC’s reports on our consolidated financial statements for each of the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008 and December 31, 2007 and the interim period between December 31, 2008 and September 23, 2009, there were no disagreements between the company and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we provided PwC with a copy of the foregoing disclosures. A copy of PwC’s letter, dated September 28, 2009, stating its agreement with the above statements was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on September 28, 2009.

During the fiscal years ended December 31, 2008 and December 31, 2007 and through September 23, 2009, neither the company nor anyone acting on its behalf consulted Travis Wolff with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

On June 24, 2010, the audit committee approved the dismissal of Travis Wolff as our independent registered public accounting firm, and the engagement of BKM Sowan Horan, LLP (BKM) to serve as our new independent registered public accounting firm. This change in independent registered public accounting firms, which resulted from key personnel involved in serving the company recently leaving Travis Wolff to form BKM, is effective immediately.

Travis Wolff’s report on our consolidated financial statements for the fiscal year ended December 31, 2009 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal year ended December 31, 2009 and the interim period between December 31, 2009 and June 24, 2010, there were no disagreements between the company and Travis Wolff on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Travis Wolff’s satisfaction, would have caused Travis Wolff to make reference to the subject matter of the disagreement in connection with its report for such years; and there were no reportable events as defined in Item 304(a)(1)(iv) or (v) of Regulation S-K.

In accordance with Item 304(a)(3) of Regulation S-K, we provided Travis Wolff with a copy of the foregoing disclosures. A copy of Travis Wolff’s letter, dated June 30, 2010, stating its agreement with the above statements was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on June 30, 2010.

During the fiscal years ended December 31, 2009 and December 31, 2008 and through June 24, 2010, neither the company nor anyone acting on its behalf consulted BKM with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K.

Fees and Related Disclosures for Accounting Services

The following table discloses the aggregate fees billed for professional services rendered by Travis Wolff in 2009 and PwC in 2008:

	2009	2008(1)

Audit Fees	$143,890	$635,140
Audit-Related Fees(2)	—	165,300
Tax Fees	—	—
All Other Fees	—	—

(1)	Amounts disclosed for 2008 have been adjusted to reflect the aggregate fees billed for professional services rendered by PwC.

(2)	Relates to certain services related to consultations with management as to the accounting or disclosure treatment of transactions or events (primarily the company’s accounting for capitalized interest) and the actual or potential impact of final or proposed rules, standards or interpretations by any regulatory or standard setting body.

The audit committee has determined that the provision of the services described above is compatible with maintaining the independence of the independent registered public accounting firm.

Pre-Approval Policies and Procedures

The audit committee’s policy is to pre-approve all audit services, audit-related services and other services permitted by law provided by the independent registered public accounting firm. In accordance with that policy, the committee annually pre-approves a list of specific services and categories of services, including audit, audit-related and other services, for the upcoming or current fiscal year, subject to specified cost levels. Any service that is not included in the approved list of services must be separately pre-approved by the audit committee. In addition, if fees for any service exceed the amount that has been pre-approved, then payment of additional fees for such service must be specifically pre-approved by the audit committee; however, any proposed service that has an anticipated or additional cost of no more than $15,000 may be pre-approved by the Chairperson of the audit committee, provided that the total anticipated costs of all such projects pre-approved by the Chairperson during any fiscal quarter does not exceed $30,000.

At each regularly scheduled audit committee meeting, management updates the committee on the scope and anticipated cost of (1) any service pre-approved by the Chairperson since the last meeting of the committee and (2) the projected fees for each service or group of services being provided by the independent registered public accounting firm. Since the May 2003 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each service provided by our independent registered public accounting firm has been approved in advance by the audit committee. During 2009, none of those services required use of the de minimis exception to pre-approval contained in the SEC’s rules.

Selection of Our Independent Registered Public Accounting Firm

In June 2010, our audit committee approved the dismissal of Travis Wolff and appointed BKM as our independent registered public accounting firm for 2010. Our audit committee and board of directors seek stockholder ratification of the audit committee’s appointment of BKM as the independent registered public accounting firm to audit our and our subsidiaries’ financial statements for the year 2010. If the stockholders do not ratify the appointment of BKM, our audit committee will reconsider this appointment. Representatives of BKM are expected to be present at the meeting to respond to appropriate questions, and those representatives will also have an opportunity to make a statement if they desire to do so. Representatives of Travis Wolff are not expected to be present at the annual meeting.

Proposal to Adopt the 2010 Stock Incentive Plan

Our board of directors unanimously approved, and recommends that our stockholders approve, the 2010 Stock Incentive Plan (the Plan), which is summarized below and attached as Annex A to this proxy statement. Because this is a summary, it does not contain all the information that may be important to you. You should read Annex A carefully before you decide how to vote.

Reasons for the Proposal

We believe that our growth depends significantly upon the efforts of our officers, employees, directors and other service providers and that such individuals are best motivated to put forth maximum effort on our behalf if they own an equity interest in our company. Currently, there are approximately 1,000 shares of our common stock available for grant to our key personnel under our stock incentive plans. In addition, there are 10,000 shares of our common stock available for grant to our non-employee directors under our director plan in the form of stock options. So that we may continue to motivate and reward our key personnel and directors with stock-based awards at appropriate levels, our board believes it is important that we establish a new equity-based plan at this time.

Summary of the 2010 Stock Incentive Plan

Administration

The corporate personnel committee of our board of directors will generally administer the Plan and has authority to make awards under the Plan and to set the terms of the awards. The corporate personnel committee will also generally have the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for proper administration of the Plan. The term “committee” is used in this section of the proxy statement to refer to the corporate personnel committee in its administrative role.

Eligible Participants

The following persons are eligible to participate in the Plan:

•	our officers (including non-employee officers and officers who are also directors) and employees;

•	officers and employees of existing or future subsidiaries;

•	officers and employees of any entity with which we have contracted to receive executive, management or legal services and who provide services to us or a subsidiary under such arrangement;

•	consultants and advisers who provide services to us or a subsidiary;

•	any person who has agreed in writing to become an eligible participant within 30 days; and

•	non-employee directors.

A subsidiary is defined to include an entity in which we have a direct or indirect economic interest that is designated as a subsidiary by the corporate personnel committee. The corporate personnel committee may delegate to one or more of our officers the power to grant awards and to modify or terminate awards granted to eligible persons who are not our executive officers or directors, subject to certain limitations. It is anticipated that the committee’s determinations as to which eligible individuals will be granted awards and the terms of the awards will be based on each individual’s present and potential contributions to our success. The number of employees, consultants and executive, management and legal service providers eligible to receive awards under the Plan is approximately 26 persons, consisting of two officers and 24 employees of our company. In addition, we currently have three non-employee directors eligible to receive awards under the Plan.

Awards to Non-Employee Directors

We maintain an incentive plan pursuant to which our non-employee directors are automatically granted stock options relating to 2,500 shares of our common stock on September 1st of each year as long as shares remain available for grant under the plan. There are currently only 10,000 shares remaining available for grant under this plan; thus, it will not be available for annual grants to our non-employee directors beyond 2010. Under the 2010 Stock Incentive Plan, the committee has discretion to make additional equity-based grants to our non-employee directors as it deems appropriate.

Number of Shares

The maximum number of shares of our common stock with respect to which awards may be granted under the Plan is 140,000, or as of May 31, 2010, approximately 1.9% of our outstanding common stock, and approximately 1.8% of our fully diluted outstanding common stock (assuming exercise of all outstanding options and vesting of all outstanding restricted stock units).

Awards that may be paid only in cash will not be counted against this share limit. No individual may receive in any year awards under this Plan that relate to more than 50,000 shares of our common stock.

Further, the maximum value of an other stock-based award that is valued in dollars and that is scheduled to be paid out to a participant in any calendar year shall be $750,000.

Shares subject to awards that are forfeited or canceled will again be available for awards, as will shares issued as restricted stock or other stock-based awards that are forfeited or reacquired by us by their terms. Under no circumstances may the number of shares issued pursuant to incentive stock options exceed 140,000 shares. The shares to be delivered under this Plan will be made available from our authorized but unissued shares of common stock, from treasury shares or from shares acquired by us on the open market or otherwise. Subject to the terms of this Plan, shares of our common stock issuable under this Plan may also be used as the form of payment of compensation under other plans or arrangements that we offer or that we assume in a business combination.

On June 16, 2010, the closing price on NASDAQ of a share of our common stock was $10.32.

Types of Awards

Stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based awards, each of which is described below, may be granted under the Plan in the discretion of the committee.

Stock Options and Stock Appreciation Rights. Stock options granted under this Plan may be either nonqualified or incentive stock options. Only our employees or employees of our subsidiaries will be eligible to receive incentive stock options. Stock appreciation rights may be granted in conjunction with or unrelated to other awards and, if in conjunction with an outstanding option or other award, may be granted at the time of the award or thereafter, at the exercise price of the other award if permitted by Section 409A of the Internal Revenue Code.

The committee has discretion to fix the exercise or grant price of stock options and stock appreciation rights at a price not less than 100% of the fair market value of the underlying common stock at the time of grant (or at the time of grant of the related award in the case of a stock appreciation right granted in conjunction with an outstanding award if permitted by Section 409A of the Internal Revenue Code). This limitation on the committee’s discretion, however, does not apply in the case of awards granted in substitution for outstanding awards previously granted by an acquired company or a company with which we combine. The committee has broad discretion as to the terms and conditions upon which options and stock appreciation rights are exercisable, but under no circumstances will an option or a stock appreciation right have a term exceeding 10 years. The Plan prohibits the reduction in the exercise price of stock options without stockholder approval except for certain adjustments described below.

The option exercise price may be paid:

•	in cash or cash equivalent;

•	in shares of our common stock;

•	through a “cashless” exercise arrangement with a broker approved in advance by the company;

•	if approved by the committee, through a “net exercise,” whereby shares of common stock equal in value to the aggregate exercise price or less are withheld from the issuance; or

•	in any other manner authorized by the committee.

Upon the exercise of a stock appreciation right with respect to our common stock, a participant will be entitled to receive, for each share subject to the right, the excess of the fair market value of the share on the date of exercise over the exercise price. The committee has the authority to determine whether the value of a stock appreciation right is paid in cash or our common stock or a combination of the two.

Restricted Stock. The committee may grant restricted shares of our common stock to a participant that are subject to restrictions regarding the sale, pledge or other transfer by the participant for a specified period. All shares of restricted stock will be subject to the restrictions that the committee may designate in an agreement with the participant, including, among other things, that the shares are required to be forfeited or resold to us in the event of termination of employment under certain circumstances or in the event specified performance goals or targets are not met. Except for restricted stock granted to non-employee directors and certain other limited exceptions, a restricted period of at least three years is required, with incremental vesting permitted during the three-year period, except that if the vesting or grant of shares of restricted stock is subject to the attainment of performance goals, the restricted period may be one year or more with incremental vesting permitted. Subject to the restrictions provided in the participant’s agreement, a participant receiving restricted stock will have all of the rights of a stockholder as to the restricted stock, including dividend and voting rights.

Restricted Stock Units and Other Stock-Based Awards. The committee may also grant participants awards of restricted stock units, as well as awards of our common stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, our common stock (Other Stock-Based Awards). The committee has discretion to determine the participants to whom restricted stock units or Other Stock-Based Awards are to be made, the times at which such awards are to be made, the size of the awards, the form of payment, and all other conditions of the awards, including any restrictions, deferral periods or performance requirements. Except for restricted stock units and Other Stock-Based Awards granted to non-employee directors and certain other limited exceptions, a vesting period of at least three years is required, with incremental vesting permitted during the three-year period, except that if the vesting is subject to the attainment of performance goals, the vesting period may be one year or more with incremental vesting permitted. The terms of the restricted stock units and the Other Stock-Based Awards will be subject to the rules and regulations that the committee determines, and may include the right to receive currently or on a deferred basis dividends or dividend equivalents.

Performance-Based Compensation under Section 162(m)

Stock options and stock appreciation rights, if granted in accordance with the terms of the Plan, are intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. For grants of restricted stock, restricted stock units and Other Stock-Based Awards that are intended to qualify as performance-based compensation under Section 162(m), the committee will establish specific performance goals for each performance period not later than 90 days after the beginning of the performance period. The committee will also establish a schedule, setting forth the portion of the award that will be earned or forfeited based on the degree of achievement of the performance goals by our company, a division or a subsidiary at the end of the performance period. The committee will use any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, share price, return on equity, return on investment, return on fully-employed capital, reduction of expenses, containment of expenses within budget, cash provided by operating activities or increase in cash flow or increase in our revenues or the revenues of one of our divisions or subsidiaries. For any performance period, the performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the committee, relative to internal goals, or relative to levels attained in prior years. If an award of restricted stock, restricted stock units or an Other Stock-Based Award is intended to qualify as performance-based compensation under Section 162(m), the committee must certify in writing that the performance goals and all applicable conditions have been met prior to payment.

If there is a change of control of our company or if a participant retires, dies or becomes disabled during the performance period, the committee may provide that all or a portion of the stock options, restricted stock, restricted stock units and Other Stock-Based Awards will automatically vest.

The committee retains authority to change the performance goal objectives with respect to future grants to any of those provided in the Plan.

Adjustments

If the committee determines that any stock dividend or other distribution (whether in the form of cash, securities or other property), recapitalization, reorganization, stock split, reverse stock split, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares, issuance of warrants or other rights to purchase shares or other securities of our company, or other similar corporate event affects our common stock in such a way that an adjustment is appropriate to prevent dilution or enlargement of the benefits intended to be granted and available for grant under the Plan, then the committee shall:

•	make equitable adjustments in

•	the number and kind of shares (or other securities or property) that may be the subject of future awards under this Plan, and

•	the number and kind of shares (or other securities or property) subject to outstanding awards and the respective grant or exercise prices; and

•	if appropriate, provide for the payment of cash to a participant.

The committee may also adjust awards to reflect unusual or nonrecurring events that affect us or our financial statements or to reflect changes in applicable laws or accounting principles.

Amendment or Termination

The Plan may be amended or terminated at any time by the board of directors, except that no amendment may materially impair an award previously granted without the consent of the recipient and no amendment may be made without stockholder approval if the amendment would:

•	materially increase the benefits accruing to participants under this Plan;

•	increase the number of shares of our common stock that may be issued under this Plan;

•	materially expand the classes of persons eligible to participate in this Plan;

•	expand the types of awards available under the Plan;

•	materially extend the terms of the Plan;

•	materially change the method of determining the exercise price of options or the grant price of stock appreciation rights; or

•	permit a reduction in the exercise price of options.

Unless terminated sooner, no awards will be made under the Plan after August 10, 2020.

Federal Income Tax Consequences of Awards

The federal income tax consequences related to the issuance of the different types of awards that may be granted under the Plan are summarized below. Participants who are granted awards under the Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options

A participant who is granted a stock option normally will not realize any income, nor will our company normally receive any deduction for federal income tax purposes, in the year the option is granted.

When a nonqualified stock option granted through the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Internal Revenue Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. Our company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a nonqualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Restricted Stock

Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and our company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units

A participant will not be deemed to have received taxable income upon the grant of restricted stock units. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the restricted stock units in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares to a participant with respect to restricted stock units, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Stock Appreciation Rights

Generally, a participant who is granted a stock appreciation right under the Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received.

In general, there are no federal income tax deductions allowed to our company upon the grant of stock appreciation rights. Upon the exercise of the stock appreciation right, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Other Stock-Based Awards

Generally, a participant who is granted an Other Stock-Based Award under the Plan will recognize ordinary income at the time the cash or shares of common stock associated with the award are received. If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock.

In the year that the participant recognizes ordinary taxable income in respect of such award, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A

If any award constitutes nonqualified deferred compensation under Section 409A of the Internal Revenue Code, it will be necessary that the award be structured to comply with Section 409A to avoid the imposition of additional tax, penalties and interest on the participant.

Tax Consequences of a Change in Control

If, upon a change in control of our company, the exercisability, vesting or payout of an award is accelerated, any excess on the date of the change in control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment” with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of awards that may be granted under the Plan based on current provisions of the Internal Revenue Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

Payment of Withholding Taxes

We may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld. The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock or to have our company withhold, from the shares the participant would otherwise receive, shares, in each case having a value equal to the minimum amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined.

Equity Compensation Plan Information

The following table presents information as of December 31, 2009, regarding our incentive compensation plans under which common stock may be issued to employees and non-employees as compensation. We currently have four equity plans with currently outstanding awards, all of which were approved by our stockholders, although only two of these plans have shares remaining available for future grants: the Stock

Option Plan, the 1998 Stock Option Plan, the 2002 Stock Incentive Plan and the 1996 Stock Option Plan for Non-Employee Directors.

Number of
Securities
Remaining Available
for Future Issuance
Under Equity
Compensation Plans
	Number of Securities		(Excluding
	to be Issued upon	Weighted-Average	Securities
	Exercise of	Exercise Price of	Reflected in
	Outstanding Options,	Outstanding Options,	Column
	Warrants and Rights	Warrants and Rights	(a))
Plan Category	(a)	(b)(1)	(c)(2)

Equity compensation plans approved by security holders	173,687	$16.98	27,059
Equity compensation plans not approved by security holders	—	—	—

Total	173,687	$16.98	27,059

(1)	The number of securities to be issued upon the exercise of outstanding options, warrants and rights includes shares issuable upon the vesting of 77,250 restricted stock units. These awards are not reflected in column (b) as they do not have an exercise price.

(2)	As of December 31, 2009, there were 17,059 shares remaining available for future issuance under the 2002 Stock Incentive Plan, all of which could be issued under the terms of the plan upon the exercise of options and stock appreciation rights, and 16,263 of which could be issued under the terms of the plan in the form of restricted stock, restricted stock units or Other Stock-Based Awards. In addition, there were 10,000 shares remaining available for future issuance of stock options to our non-employee directors under the 1996 Stock Option Plan for Non-Employee Directors.

In February 2010, the committee granted 16,000 restricted stock units to our executive officers; thus, there are only approximately 1,000 shares remaining available for future grant to our officers, employees and key personnel. In addition, following the annual grant of options to our non-employee directors in September 2010, there will be less than 3,000 shares remaining available for future grant to our non-employee directors.

Awards to Be Granted

Grants of awards under the Plan will be made in the future by the corporate personnel committee as it deems appropriate.

Vote Required to Adopt the 2010 Stock Incentive Plan

Under our by-laws and NASDAQ rules, adoption of the 2010 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the meeting and entitled to vote. For the purposes of approving this proposal, broker non-votes will be excluded from the tabulation of votes cast, and therefore will not affect the outcome of the vote while abstentions will be included in the tabulation of votes cast and count as votes against the proposal. Our board of directors unanimously recommends a vote FOR the proposal to adopt the 2010 Stock Incentive Plan.

Annex A

STRATUS PROPERTIES INC.
2010 STOCK INCENTIVE PLAN

SECTION 1

Purpose. The purpose of the Stratus Properties Inc. 2010 Stock Incentive Plan (the “Plan”) is to increase stockholder value and advance the interests of the Company and its Subsidiaries by furnishing a variety of equity incentives designed to (i) attract, retain, and motivate key employees, officers, and directors of the Company and consultants and advisers to the Company and (ii) strengthen the mutuality of interests among such persons and the Company’s stockholders.

SECTION 2

Definitions. As used in the Plan, the following terms shall have the meanings set forth below:

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award.

“Award Agreement” shall mean any written or electronic notice of grant, agreement, contract, or other instrument or document evidencing any Award, which the Company may, but need not, require a Participant to execute, acknowledge, or accept.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” refers to the Corporate Personnel Committee of the Board.

“Common Stock” shall mean the Company’s common stock, $0.01 par value per share.

“Company” shall mean Stratus Properties Inc.

“Designated Beneficiary” shall mean the beneficiary designated by the Participant, in a manner determined by the Committee, to receive the benefits due the Participant under the Plan in the event of the Participant’s death. In the absence of an effective designation by the Participant, Designated Beneficiary shall mean the Participant’s estate.

“Eligible Individual” shall mean (i) any person providing services as an officer of the Company or a Subsidiary, whether or not employed by such entity, including any such person who is also a director of the Company; (ii) any employee of the Company or a Subsidiary, including any director who is also an employee of the Company or a Subsidiary; (iii) Outside Directors; (iv) any officer or employee of an entity with which the Company has contracted to receive executive, management, or legal services who provides services to the Company or a Subsidiary through such arrangement; (v) any consultant or adviser to the Company, a Subsidiary, or to an entity described in clause (iv) hereof who provides services to the Company or a Subsidiary through such arrangement; and (vi) any person who has agreed in writing to become a person described in clauses (i), (ii), (iii), (iv) or (v) within not more than 30 days following the date of grant of such person’s first Award under the Plan.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

“Immediate Family Members” shall mean the spouse and natural or adopted children or grandchildren of the Participant and his or her spouse.

“Incentive Stock Option” shall mean an option granted under Section 6 of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Nonqualified Stock Option” shall mean an option granted under Section 6 of the Plan that is not intended to be an Incentive Stock Option.

“Option” shall mean an Incentive Stock Option or a Nonqualified Stock Option.

“Other Stock-Based Award” shall mean any right or award granted under Section 10 of the Plan.

“Outside Directors” shall mean members of the Board who are not employees of the Company, and shall include non-voting advisory directors to the Board.

“Participant” shall mean any Eligible Individual granted an Award under the Plan.

“Person” shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof, or other entity.

“Restricted Stock” shall mean any restricted stock granted under Section 8 of the Plan.

“Restricted Stock Unit” shall mean any restricted stock unit granted under Section 9 of the Plan.

“Section 162(m)” shall mean Section 162(m) of the Code and all regulations and guidance promulgated thereunder as in effect from time to time.

“Section 409A” shall mean Section 409A of the Code and all regulations and guidance promulgated thereunder as in effect from time to time.

“Shares” shall mean the shares of Common Stock and such other securities of the Company or a Subsidiary as the Committee may from time to time designate.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

“Subsidiary” shall mean (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

SECTION 3

(a)     Administration. The Plan shall generally be administered by the Corporate Personnel Committee. Members of the Committee shall qualify as “non-employee directors” under Rule 16b-3 under the 1934 Act.

(b)     Authority. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to an Eligible Individual; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, whole Shares, other whole securities, other Awards, other property, or other cash amounts payable by the Company upon the exercise of that or other Awards, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable by the Company with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)     Effect of Committee’s Determinations. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary, any Participant, any holder or beneficiary of any Award, any stockholder of the Company, and any Eligible Individual.

(d)     Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers of the Company the authority, subject to such terms and limitations as the Committee shall determine, to grant and set the terms of, to cancel, modify, or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by Eligible Individuals who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such Section; provided, however, that the per share exercise price of any Option granted under this Section 3(d) shall be equal to the fair market value of the underlying Shares on the date of grant.

SECTION 4

Eligibility. The Committee, in accordance with Section 3(a), may grant an Award under the Plan to any Eligible Individual.

SECTION 5

(a)     Shares Available for Awards. Subject to adjustment as provided in Section 5(b):

(i)     Calculation of Number of Shares Available.

(A)     Subject to the other provisions of this Section 5(a), the number of Shares with respect to which Awards payable in Shares may be granted under the Plan shall be 140,000. Awards that by their terms may be settled only in cash shall not be counted against the maximum number of Shares provided herein.

(B)     The number of Shares that may be issued pursuant to Incentive Stock Options may not exceed 140,000.

(C)     To the extent any Shares covered by an Award are not issued because the Award is forfeited or canceled or the Award is settled in cash, such Shares shall again be available for grant pursuant to new Awards under the Plan.

(D)     In the event that Shares are issued as Restricted Stock or Other Stock-Based Awards under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such Shares shall again be available for grant pursuant to new Awards under the Plan. With respect to Stock Appreciation Rights, if the Award is payable in Shares, all Shares to which the Award relates are counted against the Plan limits, rather than the net number of Shares delivered upon exercise of the Award.

(E)     The maximum value of an Other Stock-Based Award that is valued in dollars (whether or not paid in Common Stock) scheduled to be paid out to any one Participant in any calendar year shall be $750,000.

(ii)     Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist of authorized and unissued Shares or of treasury Shares, including Shares held by the Company or a Subsidiary and Shares acquired in the open market or otherwise obtained by the Company or a Subsidiary. The issuance of Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

(iii)     Individual Limits. The maximum number of Shares that may be covered by Awards granted under the Plan to any Participant during a calendar year shall be 50,000 Shares.

(iv)     Use of Shares. Subject to the terms of the Plan and the overall limitation on the number of Shares that may be delivered under the Plan, the Committee may use available Shares as the form of payment for compensation, grants, or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including, but not limited to, the Company’s annual incentive plan and the plans or arrangements of the Company or a Subsidiary assumed in business combinations.

(b)     Adjustments. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, Subsidiary securities, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award and, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award and, if deemed appropriate, adjust outstanding Awards to provide the rights contemplated by Section 11(b) hereof; provided, in each case, that with respect to Awards of Incentive Stock Options no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or any successor provision thereto and, with respect to all Awards under the Plan, no such adjustment shall be authorized to the extent that such authority would be inconsistent with the requirements for full deductibility under Section 162(m); and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(c)     Performance Goals for Section 162(m) Awards. The Committee shall determine at the time of grant if the grant of Restricted Stock, Restricted Stock Units, or an Other Stock-Based Award is intended to qualify as “performance-based compensation” as that term is used in Section 162(m). Any such grant shall be conditioned on the achievement of one or more performance measures. The performance measures pursuant to which Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards shall vest shall be any or a combination of the following: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, share price, return on equity, return on investment, return on fully-employed capital, reduction of expenses, containment of expenses within budget, cash provided by operating activities or increase in cash flow or increase in revenues of the Company, a division of the Company or a Subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. For grants of Restricted Stock, Restricted Stock Units, and Other Stock-Based Awards intended to qualify as “performance-based compensation,” the grants and the establishment of performance measures shall be made during the period required by Section 162(m).

SECTION 6

(a)     Stock Options. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Options shall be granted, the number of Shares to be covered by each Option, the option price thereof, the conditions and limitations applicable to the exercise of the Option, and the other terms thereof. The Committee shall have the authority to grant Incentive Stock Options, Nonqualified Stock Options, or both. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be required by Section 422 of the Code, as from time to time amended, and any implementing regulations. Except in the case of an Option granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the exercise price of any Option granted under this Plan shall not be less than 100% of the fair market value of the underlying Shares on the date of grant.

(b)     Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter, provided, however, that in no event may any Option granted hereunder be exercisable after the expiration of

10 years after the date of such grant. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any condition relating to the application of Federal or state securities laws, as it may deem necessary or advisable. An Option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of Shares to be purchased. The exercise notice shall be accompanied by the full purchase price for the Shares.

(c)     Payment. The Option price shall be payable in United States dollars and may be paid by (i) cash or cash equivalent; (ii) delivery of shares of Common Stock, which shares shall be valued for this purpose at the fair market value (valued in accordance with procedures established by the Committee) as of the effective date of such exercise; (iii) delivery of irrevocable written instructions to a broker approved by the Company (with a copy to the Company) to immediately sell a portion of the shares issuable under the Option and to deliver promptly to the Company the amount of sale proceeds to pay the exercise price; (iv) if approved by the Committee, through a net exercise procedure whereby the Participant surrenders the Option in exchange for that number of shares of Common Stock with an aggregate fair market value equal to the difference between the aggregate exercise price of the Options being surrendered and the aggregate fair market value of the shares of Common Stock subject to the Option; or (v) in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of Shares upon the exercise of an Option, a Participant shall have no rights as a shareholder.

SECTION 7

(a)     Stock Appreciation Rights. A Stock Appreciation Right shall entitle the holder thereof to receive upon exercise, for each Share to which the Stock Appreciation Right relates, an amount equal to the excess, if any, of the fair market value of a Share on the date of exercise of the Stock Appreciation Right over the grant price.

(b)     Terms and Conditions. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Award of Stock Appreciation Rights, the grant price thereof, the conditions and limitations applicable to the exercise of the Stock Appreciation Right and the other terms thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to any other Award. Stock Appreciation Rights granted in tandem with or in addition to an Option or other Award may be granted either at the same time as the Option or other Award or at a later time. Stock Appreciation Rights shall not be exercisable after the expiration of 10 years after the date of grant. Except in the case of a Stock Appreciation Right granted in assumption of or substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the grant price of any Stock Appreciation Right granted under this Plan shall not be less than 100% of the fair market value of the Shares covered by such Stock Appreciation Right on the date of grant or, in the case of a Stock Appreciation Right granted in tandem with a then outstanding Option or other Award, on the date of grant of such related Option or Award.

(c)     Committee Discretion to Determine Form of Payment. The Committee shall determine at the time of grant of a Stock Appreciation Right whether it shall be settled in cash, Shares, or a combination of cash and Shares.

SECTION 8

(a)     Restricted Stock. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Restricted Stock shall be granted, the number of Shares to be covered by each Award of Restricted Stock and the terms, conditions, and limitations applicable thereto. An Award of Restricted Stock may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. An award of Restricted Stock may be made in lieu of the payment of cash compensation otherwise due to an Eligible Individual. To the extent that Restricted Stock is intended to qualify as “performance-based compensation” under Section 162(m), it must be made subject to the attainment of one or more of the performance goals specified in Section 5(c) hereof and meet the additional requirements imposed by Section 162(m).

(b)     The Restricted Period. At the time that an Award of Restricted Stock is made, the Committee shall establish a period of time during which the transfer of the Shares of Restricted Stock shall be restricted (the “Restricted Period”). Each Award of Restricted Stock may have a different Restricted Period. A Restricted Period of at least three years is required with incremental vesting of the Award over the three-year period permitted. If the grant or vesting of the Shares is subject to the attainment of specified performance goals, a Restricted Period of at least one year with incremental vesting is permitted. The expiration of the Restricted Period shall also occur as provided in the Award Agreement in accordance with Section 12(a) hereof.

(c)     Escrow. The Participant receiving Restricted Stock shall enter into an Award Agreement with the Company setting forth the conditions of the grant. Certificates representing Shares of Restricted Stock shall be registered in the name of the Participant and deposited with the Company, together with a stock power endorsed in blank by the Participant. Each such certificate shall bear a legend in substantially the following form:

The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the Stratus Properties Inc. 2010 Stock Incentive Plan (the “Plan”) and a notice of grant issued thereunder to the registered owner by Stratus Properties Inc. Copies of the Plan and the notice of grant are on file at the principal office of Stratus Properties Inc.

Alternatively, in the discretion of the Company, ownership of the Shares of Restricted Stock and the appropriate restrictions shall be reflected in the records of the Company’s transfer agent and no physical certificates shall be issued prior to vesting.

(d)     Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the Shares of Restricted Stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Award Agreement.

(e)     Forfeiture. In the event of the forfeiture of any Shares of Restricted Stock under the terms provided in the Award Agreement (including any additional Shares of Restricted Stock that may result from the reinvestment of cash and stock dividends, if so provided in the Award Agreement), such forfeited shares shall be surrendered and any certificates canceled. The Participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional Shares received pursuant to Section 5(b) or Section 11(b) due to a recapitalization, merger or other change in capitalization.

(f)     Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided in the Award Agreement or an amendment thereto, the restrictions applicable to the Restricted Stock shall lapse and a stock certificate for the number of Shares of Restricted Stock with respect to which the restrictions have lapsed shall be delivered or book or electronic entry evidencing ownership shall be provided, free of all such restrictions and legends, except any that may be imposed by law, to the Participant or the Participant’s estate, as the case may be.

(g)     Rights as a Stockholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Award Agreement, each Participant receiving Restricted Stock shall have all the rights of a stockholder with respect to Shares of stock during any period in which such Shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such Shares.

SECTION 9

(a)     Restricted Stock Units. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Eligible Individuals to whom Restricted Stock Units shall be granted, the number of Shares to be covered by each Award of Restricted Stock Units and the terms, conditions, and limitations applicable thereto. An Award of Restricted Stock Units is a right to receive shares of Common

Stock in the future and may be subject to the attainment of specified performance goals or targets, restrictions on transfer, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. An award of Restricted Stock Units may be made in lieu of the payment of cash compensation otherwise due to an Eligible Individual. To the extent that an Award of Restricted Stock Units is intended to qualify as “performance-based compensation” under Section 162(m), it must be made subject to the attainment of one or more of the performance goals specified in Section 5(c) hereof and meet the additional requirements imposed by Section 162(m).

(b)     The Vesting Period. At the time that an Award of Restricted Stock Units is made, the Committee shall establish a period of time during which the Restricted Stock Units shall vest. Each Award of Restricted Stock may have a different vesting period. A vesting period of at least three years is required with incremental vesting of the Award over the three-year period permitted. If the grant or vesting is subject to the attainment of specified performance goals, a vesting period of at least one year with incremental vesting is permitted. The expiration of the vesting period shall also occur as provided in the Award Agreement in accordance with Section 12(a) hereof.

(c)     Rights as a Stockholder. Subject to the terms and conditions of the Plan and subject to any restrictions that may be imposed in the Award Agreement, each Participant receiving Restricted Stock Units shall have no rights as a stockholder with respect to such Restricted Stock Units until such time as Shares are issued to the Participant.

SECTION 10

(a)     Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Individuals an “Other Stock-Based Award,” which shall consist of an Award that is not an instrument or Award specified in Sections 6 through 9 of this Plan, the value of which is based in whole or in part on the value of Shares. Other Stock-Based Awards may be awards of Shares or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible or exchangeable into or exercisable for Shares), as deemed by the Committee consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. To the extent that an Other Stock-Based Award is intended to qualify as “performance-based compensation” under Section 162(m), it must be made subject to the attainment of one or more of the performance goals specified in Section 5(c) hereof and meet the additional requirements imposed by Section 162(m).

(b)     Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 8 and 9 hereof, may provide the holder thereof with dividends or dividend equivalents, payable in cash, Shares, Subsidiary securities, other securities or other property on a current or deferred basis.

SECTION 11

(a)     Amendment or Discontinuance of the Plan. The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may

(i)     without the approval of the stockholders, (A) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (B) materially increase the benefits accruing to Participants under the Plan, (C) materially expand the classes of persons eligible to participate in the Plan, (D) expand the types of Awards available for grant under the Plan, (E) materially extend the term of the Plan, (F) materially change the method of determining the exercise price of Options or Stock Appreciation Rights, or (G) amend Section 11(c) to permit a reduction in the exercise price of Options; or

(ii)     materially impair, without the consent of the recipient, an Award previously granted.

(b)     Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 5(b) hereof) affecting the Company, or the financial statements of the Company or any Subsidiary, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

(c)     Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to such canceled Award. Notwithstanding the foregoing, except for adjustments permitted under Sections 5(b) and 11(b), no action by the Committee shall, unless approved by the stockholders of the Company, (i) cause a reduction in the exercise price of Options granted under the Plan or (ii) permit an outstanding Option with an exercise price greater than the current fair market value of a Share to be surrendered as consideration for a new Option with a lower exercise price, shares of Restricted Stock, Restricted Stock Units, and Other Stock-Based Award, a cash payment, or Common Stock. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

SECTION 12

(a)     Award Agreements. Each Award hereunder shall be evidenced by an agreement or notice delivered to the Participant (by paper copy or electronically) that shall specify the terms and conditions thereof and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment or cessation of consulting or advisory services of the Participant and the effect thereon, if any, of a change in control of the Company.

(b)     Withholding.

(i)     A Participant shall be required to pay to the Company, and the Company shall have the right to deduct from all amounts paid to a Participant (whether under the Plan or otherwise), any taxes required by law to be paid or withheld in respect of Awards hereunder to such Participant. The Committee may provide for additional cash payments to holders of Awards to defray or offset any tax arising from the grant, vesting, exercise or payment of any Award.

(ii)     At any time that a Participant is required to pay to the Company an amount required to be withheld under the applicable tax laws in connection with the issuance of Shares under the Plan, the Participant may, if permitted by the Committee, satisfy this obligation in whole or in part by delivering currently owned Shares or by electing (the “Election”) to have the Company withhold from the issuance Shares, which Shares shall have a value equal to the minimum amount required to be withheld. The value of the Shares delivered or withheld shall be based on the fair market value of the Shares on the date as of which the amount of tax to be withheld shall be determined in accordance with applicable tax laws (the “Tax Date”).

(iii)     Each Election to have Shares withheld must be made prior to the Tax Date. If a Participant wishes to deliver Shares in payment of taxes, the Participant must so notify the Company prior to the Tax Date.

(c)     Transferability.

(i)     No Awards granted hereunder may be sold, transferred, pledged, assigned, or otherwise encumbered by a Participant except:

(A)     by will;

(B)     by the laws of descent and distribution;

(C)     pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Award Agreement or an amendment thereto; or

(D)     if permitted by the Committee and so provided in the Award Agreement or an amendment thereto, Options may be transferred or assigned (1) to Immediate Family Members, (2) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the partners, (3) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the owners, members or beneficiaries, as appropriate, are the members, or (4) to a trust for the benefit of Immediate Family Members; provided, however, that no more than a de minimis beneficial interest in a partnership, limited liability company, or trust described in (2), (3) or (4) above may be owned by a person who is not an Immediate Family Member or by an entity that is not beneficially owned solely by Immediate Family Members.

(ii)     To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the Participant, it shall be treated thereafter as a Nonqualified Stock Option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Awards, or levy of attachment or similar process upon Awards not specifically permitted herein, shall be null and void and without effect. The designation of a Designated Beneficiary shall not be a violation of this Section 12(c).

(d)     Share Certificates. Any certificates or book or electronic entry ownership evidence for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(e)     No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights, restricted stock, and other types of Awards provided for hereunder (subject to stockholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

(f)     No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of or as a consultant or adviser to the Company or any Subsidiary or in the employ of or as a consultant or adviser to any other entity providing services to the Company. The Company or any Subsidiary or any such entity may at any time dismiss a Participant from employment, or terminate any arrangement pursuant to which the Participant provides services to the Company or a Subsidiary, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement. No Eligible Individual or other person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Eligible Individuals, Participants or holders or beneficiaries of Awards.

(g)     Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

(h)     Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(i)     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company.

(j)     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

(k)     Compliance with Law. The Company intends that Awards granted under the Plan, or any deferrals thereof, will comply with the requirements of Section 409A to the extent applicable.

(l)     Deferral Permitted. Payment of cash or distribution of any Shares to which a Participant is entitled under any Award shall be made as provided in the Award Agreement. Payment may be deferred at the option of the Participant if provided in the Award Agreement.

(m)     Headings. Headings are given to the subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 13

Term of the Plan. Subject to Section 11(a), no Awards may be granted under the Plan after August 10, 2020, which is ten years after the date the Plan was last approved by the Company’s stockholders; provided, however, that Awards granted prior to such date shall remain in effect until such Awards have either been satisfied, expired or canceled under the terms of the Plan, and any restrictions imposed on Shares in connection with their issuance under the Plan have lapsed.

STRATUS PROPERTIES INC.
Proxy Solicited on Behalf of the Board of Directors for
Annual Meeting of Stockholders, August 10, 2010
     The undersigned hereby appoints William H. Armstrong III and Kenneth N. Jones, or either of them, as proxies, with full power of substitution, to vote the shares of the undersigned in Stratus Properties Inc. at the Annual Meeting of Stockholders to be held on Tuesday, August 10, 2010, at 9:30 a.m. Central Time, and at any adjournment thereof, on all matters coming before the meeting. The proxies will vote: (1) as you specify on the back of this card, (2) as the Board of Directors recommends where you do not specify your vote on a matter listed on the back of this card, and (3) as the proxies decide on any other matter.
     If you wish to vote on all matters as the Board of Directors recommends, please sign, date and return this card. If you wish to vote on items individually, please also mark the appropriate boxes on the back of this card.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED ENVELOPE

(continued on reverse side)

▲FOLD AND DETACH HERE▲

Please mark your votes as indicated in this example	☒

Your Board of Directors recommends a vote FOR Items 1, 2 and 3 below.
	FOR	WITHHOLD		FOR	AGAINST	ABSTAIN
Item 1 – Election of the nominee for director. William H. Armstrong III	☐	☐	Item 2 – Ratification of appointment of our independent registered public accounting firm.	☐	☐	☐

			Item 3 – Approval of the 2010 Stock Incentive Plan.	☐	☐	☐

Signature(s)	Dated:	,	2010

You may specify your votes by marking the appropriate boxes on this side. You need not mark any boxes, however, if you wish to vote all items in accordance with the Board of Directors’ recommendation. If your votes are not specified, this proxy will be voted FOR items 1, 2 and 3.

▼ FOLD AND DETACH HERE ▼
STRATUS PROPERTIES INC. OFFERS STOCKHOLDERS OF RECORD
TWO WAYS TO VOTE YOUR PROXY
Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use this cost effective and convenient way of voting, 24 hours a day, 7 days a week.
INTERNET VOTING
Visit the Internet voting website at http://www.ivselection.com/stratus10. Have this proxy card ready and follow the instructions on your screen. You will incur only your usual Internet charges. Available 24 hours a day, 7 days a week until 11:59 p.m. Central Time on August 9, 2010.
VOTING BY MAIL
Simply sign and date your proxy card and return it in the postage-paid envelope to Kenneth N. Jones, General Counsel and Secretary, Stratus Properties Inc., P.O. Box 17149, Wilmington, Delaware 19885-9810. If you are voting by Internet, please do not mail your proxy card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 10, 2010.
This proxy statement and the 2009 annual report are available at http://www.edocumentview.com/STRS.